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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 17, 2006

                                TIME WARNER INC.

             (Exact Name of Registrant as Specified in its Charter)
       Delaware                       1-15062                      13-4099534
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(State or Other Jurisdiction   (Commission File Number)           (IRS Employer
  of Incorporation)                                          Identification No.)

                One Time Warner Center, New York, New York 10019
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  212-484-8000
                               -------------------

              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                ----------------

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Director
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     On January 17, 2006,  Miles R. Gilburne  notified the Board of Directors of
Time Warner Inc. ("Time Warner" or the "Company") of his decision not to stand for re-election to the Board of Directors at the Company's annual meeting of stockholders in 2006. Mr. Gilburne will continue to serve as a director of Time Warner until the 2006 annual meeting of stockholders, which is currently expected to be held in May 2006.

     The press release issued by Time Warner Inc. on January 17, 2006 announcing Mr. Gilburne's decision is attached hereto as Exhibit 99.1.






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Item 9.01 Financial Statements and Exhibits
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Exhibit 99.1     Press Release dated January 17, 2006 issued by Time Warner Inc.







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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TIME WARNER INC.

                                          By: /s/ Wayne H. Pace
                                             -----------------------------------
                                             Name: Wayne H. Pace
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

Date: January 18, 2006






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                                  EXHIBIT INDEX

Exhibit        Description
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99.1           Press release dated January 17, 2006 issued by Time Warner Inc.









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